NAREIT Property Tour Book New York June 2012 Exhibit 99.1
Columbus Square Property Tour Outline Tour Agenda: 1:30 pm - 4:30 pm Retail space (approx. 400,000 sq. ft. of commercial space tenanted by national retailers) Apartment homes (Penthouse and 2-bedroom homes) Rooftop deck (Provides perspective on the unique location to Central Park) Amenities (808 Columbus: Pool, outdoor terraces, fitness center, children's play area, etc.) Presentation on New York portfolio, followed by meeting with management Collection of five well-amenitized high-rise buildings containing 710 luxury apartment homes Purchased by the UDR/MetLife II joint venture for $630 million in January 2012 Located just one block from Central Park. Buildings encompass the Columbus Avenue street front between 97th Street and 100th Street The fifth tower is on Amsterdam Avenue and 100th Street, just one block west of the other four buildings As 98th Street and 99th Street do not connect through Columbus Avenue, Columbus Square has a unique neighborhood-like feel Overview of Columbus Square
New York Operating Portfolio Statistics As of March 31, 2012. Includes non same-store and UDR's pro-rata share of JV NOI. Current effective asking rents as of June 10, 2012. Percent leased, as of June 10, 2012. Currently under redevelopment. UDR owns a 50% interest in the UDR/MetLife JV II. Purchase price at 100%. New York City now accounts for 13% of total portfolio NOI(1)

Columbus Square

Year Completed: July 2009 – September 2011
Homes: 710
Average Home Size: 696 Sq. Ft.
Current Average Lease Growth: 10% – 12%

- Since acquisition, turned 82 leases with an average increase of 11%
- Purchased by the UDR/MetLife II joint venture for $630 million. Partially funded through a combination of 10-year fixed and floating-rate debt totaling $302.3 million at an average rate of 3.8%
- All five buildings developed under the 421a program and have received real estate tax abatements that range from 10 to 20 years
- The well-amenitized high-rises sit above 392-parking spaces and 400,000 square feet of street-level retail, including a Whole Foods, Modell's, PetCo, Duane Reed and Starbucks (UDR does not own the retail or parking)

Date:	Event:
1999-2000:	Seller assembles land for Columbus Square through three separate transactions
2005:	Construction begins on 808 Columbus
2006:	Construction begins on 801 Amsterdam
2008:	Construction begins on 775, 795 and 805 Columbus
2009:	**July** - 808 Columbus begins leasing **August** - Whole Foods opens to the public **October** - 801 Amsterdam begins leasing
2011:	**February** - 775 Columbus begins leasing **June** - 795 Columbus begins leasing **September** - 805 Columbus begins leasing
2012:	**January** - UDR forms second joint venture with MetLife (UDR/MetLife II), five of the twelve communities that make up the JV are collectively known as Columbus Square

UDR Opening doors to the future
4

808 Columbus 805 Columbus 795 Columbus 775 Columbus 801 Amsterdam (not pictured - 1 block west) 805 Columbus 808 Columbus 795 Columbus 775 Columbus 801 Amsterdam Central Park 14 Stories 63 Homes 697 Avg SF Completed September 2011 29 Stories 359 Homes 703 Avg SF Completed July 2009 15 Stories 132 Homes 756 Avg SF Completed June 2011 12 Stories 56 Homes 609 Avg SF Completed February 2011 15 Stories 100 Homes 641 Avg SF Completed October 2009 Columbus Square
10 Hanover Square Since acquisition, turned 459 leases with an average increase of 11% 23-story high-rise containing 41,650 square feet of fully-leased commercial space Located in the Financial District of Manhattan, between Water Street and Pearl Street; conveniently located near Battery Park and the Wall Street subway station $3 million renovation will include an updated lobby and lounge spaces, corridor renovation and an expanded rooftop deck Year Renovated: 2005 Homes: 493 Average Home Size: 708 Sq. Ft. Current Average Lease Growth: 9% - 11%
21 Chelsea Since acquisition, turned 102 leases with an average increase of 11% 14-story high-rise with 1,600 square feet of fully leased retail space and a 152-space parking garage Located in the desirable Chelsea neighborhood on 21st Street between Sixth and Seventh Avenues $6 - $8 million redevelopment includes redesigned kitchens and baths, interior hallway renovations, a redesigned lobby, improved rooftop patio and a new management office Year Renovated: 2001 Homes: 210 Average Home Size: 738 Sq. Ft. Current Average Lease Growth: 10% - 12%
Rivergate Since acquisition, turned 404 leases with an average increase of 11% 35-story high-rise containing 24,315 square feet of fully-leased commercial space and a 125-space parking garage Located in desirable Murray Hill neighborhood of Manhattan, with views overlooking the East River $60 million redevelopment over the next few years will include apartment home upgrades as well as newly renovated common areas Year Renovated: Currently Underway Homes: 706 Average Home Size: 896 Sq. Ft. Current Average Lease Growth: 10% - 12%
95 Wall Since acquisition, turned 304 leases with an average increase of 3% 22-story high-rise containing 7,526 square feet of commercial space and a 97-space parking garage Located in the Financial District on Wall Street between Water and Front Streets, just one block east of 10 Hanover Square Condo quality amenities throughout Year Renovated: 2008 Homes: 507 Average Home Size: 668 Sq. Ft. Current Average Lease Growth: 7% - 9%
New York Leadership Team Louis N. Kovalsky joined the Company in January 2002 as Vice President, Area Director. Mr. Kovalsky is responsible for property operations in metropolitan Washington, D.C., Baltimore, Boston and New York. Prior to joining UDR, Mr. Kovalsky was with Charles E. Smith Residential Realty from 1995 to 2002. Mr. Kovalsky joined Charles E. Smith as Regional Manager, and was promoted in 1997 to Regional Vice President, where he oversaw operations, acquisitions and development in the Washington, D.C. area and Boston region. Mr. Kovalsky began his career in 1989 as a Regional Manager for City Sites Property Management Company, a privately owned property management company in the D.C. area. Mr. Kovalsky holds a Bachelor of Science degree in Economics from the University of Michigan and an MBA from The Pennsylvania State University. James R. Collins joined the Company in March of 2002 as a Senior Community Director. In 2005 he was promoted to District Manager of the Washington Metro area. In June of 2011 he became the District Manager of New York City. Prior to joining the UDR, Mr. Collins started his career with Charles E. Smith Residential Realty in 1995. Mr. Collins joined Charles E. Smith as an Assistant Property Manager. In 1996 he was promoted to Property Manager, where he oversaw operations for various properties in Washington, D.C., Virginia and Florida. Mr. Collins holds a Bachelor of Science degree from Virginia Tech in Property Management.
Forward-Looking Statement Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian Park(r) development, expectations concerning the joint ventures with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws. This presentation and these forward-looking statements include UDR's analysis and conclusions and reflect UDR's judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances.
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Investor Relations Contact: Chris Van Ens cvanens@udr.com 720.348.7762